UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2020

GENERAL CANNABIS CORP

 (Exact Name of Registrant as Specified in Charter)

Colorado	000-54457	90-1072649
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6565 E. Evans Avenue Denver, Colorado	80224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 759-1300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Note and Warrants Offering

On February 21, 2020, General Cannabis Corp (the “Company”) issued and sold unsecured promissory notes (the “Unsecured Notes”) with an aggregate principal amount of $2,006,000 to certain investors in exchange for $500,000 of new funding and the cancellation of outstanding indebtedness of $1,506,000 represented by prior promissory notes issued by the Company in September 2019.  The Unsecured Notes have an annual interest rate of 15% and mature on January 31, 2021.  The Unsecured Notes provide that they shall be repaid in full out of the proceeds of any new debt or equity capital raise with net proceeds of more than $5,000,000.  In connection with the issuance of the Unsecured Notes, each holder of Unsecured Notes received three warrants (i.e., a 2020 A Warrant, a 2020 B Warrant and a 2020 C Warrant) to acquire shares of Common Stock of the Company at an exercise price equal to $0.45 per share, with the number of shares subject to each warrant equal to one share for each $1.00 of principal amount of Unsecured Note issued to the noteholder.  The 2020 A Warrants have an expiration date of December 31, 2020, the 2020 B Warrants have an expiration date of December 31, 2021, and the 2020 C Warrants have an expiration date of December 31, 2022 (collectively, the “Warrants”).  By way of example, if an investor was issued an Unsecured Note with a principal amount of $250,000, such noteholder would receive a 2020 A Warrant to purchase 250,000 shares of Common Stock, a 2020 B Warrant to purchase 250,000 shares of Common Stock and a 2020 C Warrant to purchase 250,000 shares of Common Stock.  Accordingly, the Company issued Warrants to purchase a total of 6,018,000 shares of Common Stock to the holders of Unsecured Notes.  The foregoing descriptions of the Unsecured Notes and the Convertible Notes are not complete and are qualified in their entirety by reference to the full text of the agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Convertible Note

The Company previously issued that certain Promissory Note, dated July 18, 2019, as amended (the “Original Note”), to SBI Investments LLC, 2014-1 (“SBI”), for the principal amount of $750,000.  On February 18, 2020, the Company and SBI entered into a promissory note exchange agreement (the “Exchange Agreement”) pursuant to which the Original Note was exchanged for a new convertible promissory note (the “Convertible Note”).  The Convertible Note has a principal amount of $934,000, an interest rate of 10% per annum and a maturity date of February 18, 2021.  The Convertible Note may be converted at the option of SBI into shares of Common Stock of the Company at a conversion price equal to 80% of the Market Price (as defined in the Convertible Note); provided that the conversion price shall in no event be less than $0.45 per share (unless adjusted as provided in the Convertible Note).  The foregoing descriptions of the Exchange Agreement and the Convertible Note are not complete and are qualified in their entirety by reference to the full text of the agreements, copies of which are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

SevenFive Farm Acquisition

On January 24, 2020, the Company entered into an asset purchase agreement with Dalton Adventures, LLC (the “Seller”), pursuant to which the Company agreed to acquire the assets of the Seller constitute the business of SevenFive Farm, a cultivation facility in Boulder, Colorado.  The purchase price to be paid by the Company for the assets will be equal to 1.4 times the Seller’s gross revenue for the 12-month period prior to the closing; provided that the purchase price will not be lower than $3,000,000.  The Company will pay the purchase price by issuing to the Seller shares of common stock of the Company equal to the purchase price divided by the volume weighted average per share price of the Company’s shares for 30 consecutive trading days ending on the second trading day prior to the closing (the “VWAP”); provided that if the VWAP exceeds $0.85 per share, then the VWAP will equal $0.85 per share for purposes of the foregoing calculation.  The Company will make reasonable efforts to register the resale of the shares of common stock issued to the Seller.  For a period of six months following the closing, the Seller has agreed not to sell any of the shares of the Company received at the closing.  The Seller may require the Company to repurchase in cash 25% of the shares issued to the Seller at the closing at a repurchase price equal to the same VWAP used to determine the number of shares issued to the Seller at closing.  The Seller shall have the option to require such repurchase during the period from the date of the one-year anniversary of the closing until two business days following the one-year anniversary of the closing.  The closing is subject to approval of the transaction by the Colorado Marijuana Enforcement Division, as well as other customary closing conditions.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Convertible Note, the Unsecured Notes and the Warrants were offered and sold in transactions exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof. Each of the investors represented that it was an accredited investor and is acquiring the shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2020, the board of directors of the Company appointed Jessica Bast, the Company’s Vice President, Controller, as the Company’s principal financial officer and principal account officer. There is no arrangement or understanding between Ms. Bast and any other person pursuant to which she was selected as an officer of the Company, and there is no family relationship between Ms. Bast and any of the Company’s other directors or executive officers. Ms. Bast, age 41, has been the Company’s Vice President, Controller, since September 2017. Ms. Bast was Technical Accounting Research Manager at Pinnacle Agricultural Distribution from July 2016 to September 2017, she was Controller of Active Fashion Group from May 2016 to May 2016, and she was Audit Manager of Hein & Associates, LLP (now Moss Adams) from September 2004 to April 2015. Ms. Bast’s current annual base salary is $150,000.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Form of Unsecured Promissory Note, dated February 21, 2020, issued by the Company to certain investors
10.2	Form of 2020 A Warrant, 2020 B Warrant and 2020 C Warrant, dated February 21, 2020, issued by the Company to certain investors
10.3	Exchange Agreement between the Company and SBI Investments LLC, 2014-1, dated as of February 18, 2020
10.4	Convertible Promissory Note, dated February 18, 2020, issued by the Company to SBI Investors LLC, 2014-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 24, 2020

GENERAL CANNABIS CORP

By:	/s/ Steve Gutterman
Name:	Steve Gutterman
Title:	Chief Executive Officer